                                  EXHIBIT 10.12


                            ASSET PURCHASE AGREEMENT


                                 By and Between


                          Hellyer Communications, Inc.,
                             an Indiana corporation,


                             Jerry L. Hellyer, Sr.,


                              HC Acquisition Corp.,
                             a Colorado corporation,


                                       and


                      Multi-Link Telecommunications, Inc.,
                             a Colorado corporation

                                TABLE OF CONTENTS

ARTICLE I PURCHASE OF ASSETS...............................................................1
         1.1      Acquired Assets..........................................................1
         1.2      Excluded Assets..........................................................2
         1.3      Disclaimer of Warranties.................................................3
         1.4      Assumed Liabilities......................................................3

ARTICLE II PURCHASE PRICE..................................................................4
         2.1      Purchase Price...........................................................4
         2.2      Payment of Purchase Price................................................4
         2.3      Allocation of Purchase Price.............................................4
         2.4      Funding of Buyer.........................................................5
         2.5      Licensing of Intellectual Property.......................................5

ARTICLE III CLOSING; CLOSING DELIVERIES....................................................5
         3.1      Closing..................................................................5
         3.2      Seller's Closing Deliveries..............................................5
         3.3      Buyer's Closing Deliveries...............................................8

ARTICLE IV REPRESENTATIONS AND WARRANTIES OF SELLER........................................9
         4.1      Organization of Seller...................................................9
         4.2      Capital Structure of Seller.............................................10
         4.3      Authorization...........................................................10
         4.4      Validity; Binding Effect................................................10
         4.5      Noncontravention........................................................10
         4.6      Title to Acquired Assets................................................10
         4.7      Real Estate.............................................................10
         4.8      Disclosure..............................................................10

ARTICLE V REPRESENTATIONS AND WARRANTIES OF BUYER.........................................11
         5.1      Organization of Buyer...................................................11
         5.2      Authorization...........................................................11
         5.3      Validity; Binding Effect................................................11
         5.4      Noncontravention........................................................11

ARTICLE VI COVENANTS PENDING CLOSING......................................................11
         6.1      Reasonable Efforts......................................................12
         6.2      Notices and Consents....................................................12
         6.3      Satisfaction of Conditions..............................................12
         6.4      Full Access.............................................................12
         6.5      Operation of Business...................................................12
         6.6      Notices.................................................................12
         6.7      Employees...............................................................12

ARTICLE VII SELLER'S CONDITIONS PRECEDENT.................................................12
         7.1      Performance by Buyer....................................................13
         7.2      Accuracy of Representations and Warranties..............................13
         7.3      No Injunction...........................................................13
         7.4      Closing Deliveries......................................................13
         7.5      Purchase Price Allocation...............................................13
         7.6      Grant of License........................................................13

ARTICLE VIII BUYER'S CONDITIONS PRECEDENT.................................................13
         8.1      Performance by Seller...................................................13
         8.2      Accuracy of Representations and Warranties..............................13
         8.3      No Injunction...........................................................13
         8.4      Closing Deliveries......................................................14
         8.5      Purchase Price Allocation...............................................14
         8.6      Secured Party Approvals.................................................14
         8.7      No Material Adverse Change..............................................14
         8.8      Due Diligence...........................................................14
         8.9      Agreements with Vendors.................................................14
         8.10     Acceptance of Trade Creditors...........................................14
         8.11     Grant of License........................................................14

ARTICLE IX INDEMNIFICATION................................................................14
         9.1      Indemnification by Seller...............................................14
         9.2      Indemnification by Buyer................................................15
         9.3      Survival Period.........................................................15

ARTICLE X MISCELLANEOUS...................................................................15
         10.1     Confidentiality; Press Release..........................................15
         10.2     Notices.................................................................16
         10.3     Expenses................................................................17
         10.4     Governing Law...........................................................17
         10.5     Partial Invalidity......................................................17
         10.6     Assignment..............................................................17
         10.7     Successors and Assigns..................................................17
         10.8     Execution in Counterparts...............................................17
         10.9     Titles and Headings; Rules of Construction..............................18
         10.10    Entire Agreement; Amendments and Waivers................................18
         10.11    Termination.............................................................18
         10.12    No Negotiation..........................................................18
         10.13    No Third Party Beneficiaries............................................18
         10.14    Remedies................................................................18
         10.15    Access..................................................................19

EXHIBITS

         Exhibit A         Form of Non-Competition Agreement
         Exhibit B         Form of Consulting Agreement

SCHEDULES

         Schedule 1.1      Assumed Contracts and Leases
         Schedule 2.5      Intellectual Property
         Schedule 3.3      Lease Terms
         Schedule 4.5      Noncontravention
         Schedule 8.10     Acceptance of Trade Creditors

                            ASSET PURCHASE AGREEMENT

         THIS ASSET PURCHASE AGREEMENT (this "Agreement") is made and entered into as of the 17th day of September, 1999, by and between Hellyer Communications, Inc., an Indiana corporation ("Seller"), Jerry L. Hellyer, Sr., a resident of the State of Indiana ("Shareholder"), Multi-Link
Telecommunications, Inc., a Colorado corporation ("Multi-Link") and HC Acquisition Corp., a Colorado corporation and a wholly-owned subsidiary of Multi-Link ("Buyer").

                                    RECITALS:

         A. Seller is engaged in the business of providing telecommunication services to individuals and businesses (the "Business").

         B. Buyer desires to acquire from Seller, and Seller desires to sell to Buyer, all right, title and interest of Seller in and to substantially all of the assets used or useful in the Business on the terms and subject to the conditions set forth in this Agreement.

                                   AGREEMENT:

         NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

                                    ARTICLE I
                               PURCHASE OF ASSETS

         1.1 Acquired Assets. Upon the terms and subject to the conditions contained herein, Seller shall sell and transfer to Buyer, and Buyer shall purchase and acquire from Seller, at the Closing (as hereinafter defined), all of the properties and assets of Seller used in the operation of the Business as of the Closing (the "Acquired Assets") other than the Excluded Assets (as hereinafter defined), free and clear of all security interests, liens, restrictions, claims, encumbrances or charges of any kind ("Encumbrances") other than Permitted Encumbrances (as hereinafter defined), including without limitation, the following:

              (a) All tangible personal property (such as machinery, equipment, inventories, furniture and motor vehicles) owned by Seller;

              (b) All accounts, notes and other receivables owned by Seller (other than those included in the definition of Excluded Assets);

              (c) All claims, deposits, prepayments, refunds, causes of action, choses in action, rights of recovery, rights of set off and rights of recoupment owned by Seller (other than those included in the definition of Excluded Assets);

              (d) All rights of Seller in, to and under all leases of personal property entered into by Seller in connection with the Business prior to the date hereof as set forth in Schedule 1.1 hereto and any other leases which Buyer shall have agreed in writing to assume as provided in Section 1.4 of this Agreement (collectively, the "Leases");

              (e) All of Seller's right, title and interest in and to the name "Hellyer Communications" and related logos, the trade names related to the Business, and all customer lists and trade secrets related to the Business;

              (f) All rights of Seller in, to and under those contracts, commitments, purchase and sale orders, work orders, agreements and arrangements entered into by Seller in connection with the Business prior to the date hereof as described in Schedule 1.1 hereto and any other contracts which Buyer shall have agreed in writing to assume as provided in Section 1.4 of this Agreement (collectively, the "Contracts");

              (g) All franchises, approvals, permits, licenses, orders, registrations, certificates, variances and similar rights obtained from governments and governmental agencies in which Seller has any right, title or interest;

              (h) All books and records of Seller related specifically to the Business, including without limitation, property records, current payroll records, accounting records, supplier lists, parts lists, manuals, files, and any similar items related to the Acquired Assets or the conduct of the Business;

              (i) All of Seller's intellectual property, the goodwill associated therewith, licenses and sublicenses granted and obtained with respect thereto, and rights thereunder, remedies against infringements thereof, and rights to protection of interests therein under the laws of all jurisdictions (collectively, the "Proprietary Rights"); and

              (j) Seller's cash and cash equivalents.

         1.2 Excluded Assets. Notwithstanding anything contained in Section 1.1 to the contrary, Seller shall not sell and transfer to Buyer, and Buyer shall not purchase or acquire from Seller, at the Closing, any of Seller's assets other than the Acquired Assets, including the following properties and assets (collectively, the "Excluded Assets"):

              (a) Seller's corporate charter, qualifications to conduct business as a foreign corporation, arrangements with registered agents relating to foreign qualifications, taxpayer and other identification numbers, seals, minute books, stock transfer books, blank stock certificates and other documents relating to the organization, maintenance and existence of Seller as a corporation;

              (b) Any assets owned by Seller (or assets unrelated to the provision of services by Seller to its customers incident to its operation of the Business, which are leased by Seller under any capitalized lease) situated at the Leased Real Estate (as hereinafter defined) that are affixed to, embedded in or attached to the Leased Real Estate by means of cement, plaster, nails, bolts, screws or adhesives, or any assets of Seller so situated and that constitute fixtures or appliances of the Leased Real Estate;

              (c) Subject to the provisions of Section 1.4 of this Agreement, all rights in and with respect to the assets associated with the employee benefit plans of the Business (including, without limitation, any (i) nonqualified deferred compensation or retirement plan or arrangement of Seller,
(ii) qualified defined contribution retirement plan or arrangement which is an Employee Pension Benefit Plan (as defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), (iii) qualified defined benefit retirement plan or arrangement which is an Employee Pension Benefit Plan, including any Multiemployer Plan (as defined in Section 3(37) of ERISA), or (iv) Employee Welfare Benefit Plan (as defined in Section 3(1) of ERISA) or material fringe benefit or other retirement, bonus or incentive plan or program (collectively, the "Benefit Plans");

              (d) Any of the rights of Seller under this Agreement (or under any side agreement between Seller on the one hand and Buyer on the other hand entered into on or after the date of this Agreement);

              (e) All accounts, notes and other receivables owed to Seller by any Affiliate of Seller (as hereinafter defined); and

              (f) All claims, causes of action, choses in action and rights of recovery relating to any claims Seller has or may have against Ameritech (or any of its Affiliates) or any of Seller's former or current employees.

For purposes of this Agreement, "Affiliate" means, with respect to any person or entity, any person or entity that controls, is controlled by or is under common control with such person or entity, together with its and their respective members, managers, partners, venturers, directors, officers, shareholders, agents, employees, spouses and legal representatives. A person or entity shall be presumed to have control when it possesses the power, directly or indirectly, to direct, or cause the direction of, the management or policies of another person or entity, whether through ownership of voting securities, by contract, or otherwise.

         1.3 Disclaimer of Warranties. Buyer acknowledges and agrees that the personal property included within the Acquired Assets is being sold and transferred to Buyer "AS IS, WHERE IS," with all faults and with no warranties whatsoever, whether express or implied (including, without limitation, warranties relating to the condition, merchantability, fitness or freedom from defects or defaults of such personal property, all of which Seller hereby expressly disclaims).

         1.4 Assumed Liabilities. On the terms and subject to the conditions set forth in this Agreement, upon the Closing, Buyer agrees to assume and discharge
(a) the liabilities of Seller related to the Contracts and the Leases, (b) such other liabilities of Seller (including, but not limited to, liabilities resulting from the Benefit Plans) as Buyer shall have agreed in writing to assume, (c) the obligations of Seller relating to customer prepayments or deposits, and (d) any and all accrued vacation pay of Seller's employees, through the Closing Date (collectively, the "Assumed Liabilities"); provided, however, that Buyer shall not be obligated to assume and discharge Assumed Liabilities attributable to subsections (a) and (b) of this Section 1.4 (the "Primary Assumed Liabilities") in the aggregate exceeding $1,105,000; and, provided further, that Buyer shall not be obligated to assume and discharge Assumed Liabilities attributable to subsections (c) and (d) of this Section 1.4 (collectively, the "Secondary Assumed Liabilities") in the aggregate exceeding $500,000. Except for the Assumed Liabilities described in this Section 1.4, Buyer shall not assume, and Seller shall pay, compromise or otherwise provide for all debts, obligations and liabilities of Seller (whether absolute, contingent, fixed or otherwise), including, without limitation, all tax liabilities occurring prior to the Closing Date (collectively "Seller Retained Liabilities"). Any Encumbrance which relates to an Assumed Liability shall be a "Permitted Encumbrance" for purposes of this Agreement.

                                   ARTICLE II
                                 PURCHASE PRICE

         2.1 Purchase Price. In consideration for the Acquired Assets to be sold and transferred to Buyer and upon the terms and conditions contained herein, Buyer shall pay or cause to be paid to or for the account of Seller (as set forth in Section 2.2 below), Two Million One Hundred Five Thousand Dollars ($2,105,000.00), plus the amount of Secondary Assumed Liabilities assumed by Purchaser pursuant to Section 1.4 of this Agreement (subject to the limitations set forth therein) (the "Purchase Price").

         2.2 Payment of Purchase Price. Buyer shall pay the Purchase Price to Seller as follows:

              (a) Buyer shall pay the sum of One Million Dollars ($1,000,000.00) to Seller at Closing by wire transfer to an account or accounts designated by Seller at least forty-eight hours prior to Closing;

              (b) Buyer shall assume Seller's obligations under the Primary Assumed Liabilities in an amount not to exceed One Million One Hundred Five Thousand Dollars ($1,105,000.00) at Closing; and

              (c) Buyer shall assume Seller's obligations under the Secondary Assumed Liabilities in an amount not to exceed Five Hundred Thousand Dollars ($500,000.00).

         2.3 Allocation of Purchase Price. The Purchase Price shall be allocated among the Acquired Assets in accordance with the agreement of Seller and Buyer to be entered into at or prior to Closing. Neither Seller nor Buyer shall take a position on any tax return (including, without limitation, any Form 8594, and any amendments thereto), before any governmental agency charged with the collection of any tax, or in any proceeding that is inconsistent with such allocation (taking into account any subsequent amendments required by law) or otherwise inconsistent with such agreement without the prior written consent of the other party hereto. Seller and Buyer shall make their respective Forms 8594 (and any amendments thereof) available for inspection by the other party for the purpose of verifying compliance with this Section 2.3.

         2.4 Funding of Buyer. Subject to satisfaction of Buyer's conditions precedent to Closing, on or prior to the Closing Date, Multi-Link shall contribute to the capital of Buyer $1,500,000 and 150,000 shares of its common stock.

         2.5 Licensing of Intellectual Property. Subject to satisfaction of Buyer's conditions precedent to Closing, at the Closing, Buyer shall grant Seller (or its assigns), on terms and conditions satisfactory to Buyer and Seller, an exclusive, perpetual license to use the name "Hellyer Excavation" and the related logos and trade dress described on Schedule 2.5 hereto in furtherance of the business of construction and/or excavation at any location within the world (the "License").

                                   ARTICLE III
                           CLOSING; CLOSING DELIVERIES

         3.1 Closing. The "Closing" means the time at which Seller consummates the sale and transfer of the Acquired Assets to Buyer, against payment by Buyer of the Purchase Price, after the satisfaction (or receipt of a duly executed waiver) of each of the conditions precedent to Closing as hereinafter described. The Closing shall take place at the offices of Seller's counsel, Sommer & Barnard, PC, 4000 Bank One Tower, 111 Monument Circle, Indianapolis, Indiana at 10:00 a.m., local time, on November 1, 1999 (the "Closing Date"), or at such other place and time as the parties may mutually agree.

         3.2 Seller's Closing Deliveries. At the Closing, in addition to any other documents specifically required to be delivered pursuant to this Agreement, Seller shall, in form and substance reasonably satisfactory to Buyer and its counsel (except as otherwise specifically set forth herein), deliver to Buyer the following:

              (a) A Bill of Sale and Assignment, duly executed by Seller, conveying all of Seller's right, title and interest in and to the Acquired Assets to Buyer;

              (b) A counterpart to an Assignment and Assumption Agreement, duly executed by Seller, in which Seller assigns its rights in the Contracts and the Leases to Buyer and in which Buyer assumes Seller's obligations under the same (the "Assignment and Assumption Agreement");

              (c) An agreement, duly executed by Seller and Hellyer Real Estate, LLC, an Indiana limited liability company ("Landlord") terminating Seller's leasehold interest in the Leased Real Estate (as hereinafter defined);

              (d) A counterpart to a Non-Competition Agreement, duly executed by Shareholder, substantially in the form attached hereto as Exhibit A (the "Non-Competition Agreement");

              (e) A counterpart to a Consulting Agreement, duly executed by Shareholder, substantially in the form attached hereto as Exhibit B (the "Consulting Agreement");

              (f) A counterpart to the License, duly executed by Seller;

              (g) Consents of third parties to the assignment of the Contracts and the Leases, to the extent such consents are required to effect the assignment thereof as contemplated by this Agreement;

              (h) Amended Articles of Incorporation of Seller, amending Seller's existing Articles of Incorporation to effect a change of Seller's name (the "Amendment"), along with such other consents or instruments as are necessary for Seller to deliver in support of an application of Buyer to qualify to do business as a foreign corporation and under the name "Hellyer Communications" (or any similar name currently used by Seller in the operation of the Business) in each jurisdiction in which Seller is so qualified to do business (including assignments of assumed business names, as appropriate);

              (i) A certificate, duly executed by Seller, certifying that Seller has performed and complied with all of the terms, provisions and conditions of this Agreement to be performed and complied with by it at or prior to Closing and that its representations and warranties are true in all material respects as of the date of this Agreement and as of the Closing (except as expressly contemplated or permitted by this Agreement);

              (j) A certificate of the Secretary or Assistant Secretary of Seller, dated the Closing Date, certifying (i) the resolutions duly adopted by the Shareholder and the Board of Directors of Seller authorizing and approving the execution, delivery and performance of this Agreement and the transactions contemplated hereby and the Amendment, and (ii) that such resolutions have not been rescinded or modified and remain in full force and effect as of the Closing Date;

              (k) A certificate of existence of Seller, dated no more than ten days prior to the Closing Date, issued by the Secretary of State of the State of Indiana;

              (l) A copy of the Articles of Incorporation of Seller, duly certified by the Secretary of State of the State of Indiana, no more than ten days prior to the Closing Date;

              (m) Evidence of the release of all Encumbrances affecting the Acquired Assets, other than Permitted Encumbrances;

              (n) Evidence of Seller's receipt of the Secured Party Approvals (as hereinafter defined);

              (o) An opinion of Sommer & Barnard, PC, counsel for Seller and Shareholder, dated the Closing Date, addressed to Buyer and Multi-Link to the effect that:

                   (i) Seller is a corporation duly organized and validly existing under the laws of the State of Indiana.

                   (ii) Seller has full corporate power and authority to (A) execute and deliver this Agreement and to perform its obligations hereunder and,
(B) own and operate its assets, properties and business and carry on its business as presently conducted (as described to Sommer & Barnard, PC by Seller in a certificate or certificates to be relied upon by Sommer & Barnard, PC in rendering such opinion).

                   (iii) This Agreement has been duly and validly executed and delivered by Seller and Shareholder and constitutes a valid and legally binding obligation of Seller and Shareholder, enforceable against Seller and Shareholder in accordance with its terms.

                   (iv) The execution, delivery and performance of this Agreement by Seller has been duly authorized by all necessary corporate action on the part of Seller, including director and shareholder authorization.

                   (v) The execution, delivery and performance of this Agreement by Seller, the consummation of the transactions contemplated hereby and the compliance with or fulfillment of the terms and provisions hereof or of any other agreement or instrument to be delivered at the Closing (the "Closing Instruments"), do not and will not conflict with, or result in a breach of any of the provisions of the Articles of Incorporation or Bylaws of Seller.

                   (vi) The Closing Instruments are sufficient as a matter of law to convey to Buyer all of the right, title and interest of Seller in and to the Specified Acquired Assets (as hereinafter defined) which are purported to be conveyed thereby.

The opinion may be governed by the Legal Opinion Accord (the "Accord") of the ABA Section of Business Law (1991) and if so governed, the General Qualifications (as defined in the Accord) shall apply to the opinions expressed in subsection (iii) and (vi). For purposes of such opinion, the term "Specified Acquired Assets" shall mean those Acquired Assets which are described in subsections (a), (b), (c), (e), (h) and (j) of Section 1.1 of this Agreement;

              (p) Such other instruments of sale, transfer, conveyance and assignment as Buyer and its counsel may reasonably request to effect the transfer of the Acquired Assets contemplated hereby; and

              (q) All other previously undelivered items required to be delivered by Seller at or prior to Closing pursuant to this Agreement or otherwise required in connection herewith unless waived in writing by Buyer.

         3.3 Buyer's Closing Deliveries. At the Closing, in addition to any other documents specifically required to be delivered pursuant to this Agreement, Buyer shall, in form and substance reasonably satisfactory to Seller and its counsel (except as otherwise specifically set forth herein), deliver to Seller the following:

              (a) A Lease Agreement, duly executed by Buyer and Landlord, for the letting of the Leased Real Estate to Buyer (as lessee) on terms and conditions described in Schedule 3.3 hereto;

              (b) A counterpart to the Assignment and Assumption Agreement duly executed by Buyer;

              (c) A counterpart to the Non-Competition Agreement duly executed by Buyer;

              (d) A counterpart to the Consulting Agreement, duly executed by Buyer;

              (e) A counterpart to the License, duly executed by Buyer;

              (f) The cash portion of the Purchase Price to be paid at the Closing pursuant to Section 2.2(a) of this Agreement;

              (g) A certificate, duly executed by Buyer, certifying that Buyer has performed and complied with all of the terms, provisions and conditions of this Agreement to be performed and complied with by it at or prior to Closing and that its representations and warranties are true in all material respects as of the date of this Agreement and as of the Closing (except as expressly contemplated or permitted by this Agreement);

              (h) A certificate of the Secretary or Assistant Secretary of Buyer, dated the Closing Date, certifying (i) the resolutions duly adopted by the Board of Directors of Buyer authorizing and approving the execution, delivery and performance of this Agreement and the transactions contemplated hereby (including the Non-Competition Agreement and the Consulting Agreement), and (ii) that such resolutions have not been rescinded or modified and remain in full force and effect as of the Closing Date;

              (i) A certificate of good standing of Buyer, dated no more than ten days prior to the Closing Date, issued by the Secretary of State of the State of Colorado;

              (j) A copy of the Articles of Incorporation of Buyer, duly certified by the Secretary of State of the State of Colorado, no more than ten days prior to the Closing Date;

              (k) An opinion of Otten, Johnson, Robinson, Neff & Ragonetti, P.C., counsel for Buyer and Multi-Link, dated the Closing Date, addressed to Seller and Shareholder, to the effect that:

                   (i) Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado.

                   (ii) Buyer has full corporate power and authority to (A) execute and deliver this Agreement and to perform its obligations hereunder, and
(B) own and operate its assets, properties and business and carry on its business as presently conducted.

                   (iii) This Agreement has been duly and validly executed and delivered by Buyer and constitutes a valid and legally binding obligation of Buyer, enforceable against Buyer in accordance with its terms.

                   (iv) The execution, delivery and performance of this Agreement has been duly authorized by all necessary corporate action on the part of Buyer, including director authorization.

                   (v) The execution, delivery and performance of this Agreement by Buyer, the consummation of the transactions contemplated hereby and the compliance with or fulfillment of the terms and provisions hereof or of any other agreement or instrument contemplated hereby, do not and will not conflict with or result in a breach of any of the provisions of the Articles of Incorporation or Bylaws of Buyer.

The opinion may be governed by the Accord and if so governed, the General Qualifications (as defined in the Accord) shall apply to the opinions expressed in subsection (iii);

              (l) All other previously undelivered items required to be delivered by Buyer at or prior to Closing pursuant to this Agreement or otherwise required in connection herewith unless waived in writing by Seller.

                                   ARTICLE IV
                    REPRESENTATIONS AND WARRANTIES OF SELLER

         As an inducement to Buyer to enter into this Agreement and to consummate the transactions contemplated hereby, Seller represents and warrants to Buyer, and Buyer in agreeing to pay the Purchase Price and to otherwise consummate the transactions contemplated by this Agreement has relied upon such representations and warranties, that, except for certain "Schedules" which are referred to herein and which have previously been delivered by Seller to Buyer:

         4.1 Organization of Seller. Seller is a corporation duly organized and validly existing under the laws of the State of Indiana and as of the Closing Date will be qualified to do business as a foreign corporation in good standing in each other state wherein the nature of its business or activities requires such qualification.

         4.2 Capital Structure of Seller. The authorized capital stock of Seller consists of 1,000 shares of common stock, no par value, of which 200 shares are issued and outstanding as of the date of this Agreement and are owned, of record and beneficially, by Shareholder.

         4.3 Authorization. Seller has full corporate power and authority to (a) execute and deliver this Agreement and to perform its obligations hereunder, and
(b) own and operate its assets, properties and business and carry on its business as presently conducted. The execution, delivery and performance of this Agreement has been duly authorized by all necessary corporate action on the part of Seller, including director and shareholder authorization.

         4.4 Validity; Binding Effect. This Agreement has been duly and validly executed and delivered by Seller and Shareholder and constitutes a valid and legally binding obligation of Seller and Shareholder, enforceable against Seller and Shareholder in accordance with its terms.

         4.5 Noncontravention. The execution, delivery and performance of this Agreement by Seller, the consummation of the transactions contemplated hereby and the compliance with or fulfillment of the terms and provisions hereof or of any other agreement or instrument contemplated hereby, do not and will not (a) conflict with or result in a breach of any of the provisions of the Articles of Incorporation or Bylaws of Seller, (b) contravene any law which affects or binds Seller or any of its properties, (c) except as set forth in Schedule 4.5, conflict with, result in a breach of, constitute a default under, or give rise to a right of termination or acceleration under any of the Contracts or Leases, or (d) except as set forth in Schedule 4.5, require Seller to obtain the approval, consent or authorization of, or to make any declaration, filing or registration with, any third party or any governmental authority which has not been obtained in writing prior to the date of this Agreement.

         4.6 Title to Acquired Assets. Seller has, or will have at Closing, good and marketable title to all of the Acquired Assets, free and clear of any and all Encumbrances, other than Permitted Encumbrances.

         4.7 Real Estate. Seller owns no real estate. Except for its leasehold interest in the real estate situated in Marion County, Indiana, and commonly known as 8330 Allison Pointe Trail, Indianapolis, Indiana (the "Leased Real Estate"), Seller has no leasehold interest in any real estate.

         4.8 Disclosure. None of the representations or warranties of Seller contained in this Article IV, none of the information contained in the Schedules referred to in this Article IV, and none of the other documents or information furnished to Buyer or any of its representatives in connection with this Agreement and the transactions contemplated hereby, is false or misleading in any material respect or omits to state a fact herein or therein necessary to make the statements made herein or therein not misleading in any material respect.

                                    ARTICLE V
                     REPRESENTATIONS AND WARRANTIES OF BUYER

         As an inducement to Seller to enter into this Agreement and to consummate the transactions contemplated hereby, Buyer represents and warrants to Seller, and Seller in agreeing to consummate the transactions contemplated by this Agreement has relied upon such representations and warranties, that:

         5.1 Organization of Buyer. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado and is qualified to do business as a foreign corporation in good standing in each other state wherein the nature of its business or activities requires such qualification.

         5.2 Authorization. Buyer has full corporate power and authority to (a) execute and deliver this Agreement and to perform its obligations hereunder, and
(b) own and operate its assets, properties and business and carry on its business as presently conducted. The execution, delivery and performance of this Agreement has been duly authorized by all necessary corporate action on the part of Buyer, including director authorization.

         5.3 Validity; Binding Effect. This Agreement has been duly and validly executed and delivered by Buyer and constitutes a valid and legally binding obligation of Buyer, enforceable against Buyer in accordance with its terms.

         5.4 Noncontravention. The execution, delivery and performance of this Agreement by Buyer, the consummation of the transactions contemplated hereby and the compliance with or fulfillment of the terms and provisions hereof or of any other agreement or instrument contemplated hereby, do not and will not (a) conflict with or result in a breach of any of the provisions of the Articles of Incorporation or Bylaws of Buyer, (b) contravene any law which affects or binds Buyer or any of its properties, (c) conflict with, result in a breach of, constitute a default under, or give rise to a right of termination or acceleration under any contract, agreement, note, deed of trust, mortgage, trust, lease, governmental or other license, permit or other authorization, or any other instrument or restriction to which Buyer is a party or by which any of its properties may be affected or bound, or (d) require Buyer to obtain the approval, consent or authorization of, or to make any declaration, filing or registration with, any third party or any governmental authority which has not been obtained in writing prior to the date of this Agreement.

                                   ARTICLE VI
                            COVENANTS PENDING CLOSING

         The parties agree as follows with respect to the period between the date of the execution of this Agreement and the Closing:

         6.1 Reasonable Efforts. Buyer and Seller shall take all action and do all things necessary, proper or advisable in order to consummate the transactions contemplated by this Agreement, including satisfaction, but not waiver, of the conditions to Closing set forth below.

         6.2 Notices and Consents. Buyer and Seller shall notify all lessors under the Leases and all third parties to the Contracts of the assignment thereof from Seller to Buyer and will use reasonable efforts to obtain any and all consents of such lessors and third parties as are necessary to consummate the transactions contemplated hereby.

         6.3 Satisfaction of Conditions. Seller and Buyer shall make reasonable efforts to satisfy the conditions precedent of each other's obligation to close (as described in Article VII and Article VIII of this Agreement, as appropriate) on or prior to the Closing Date.

         6.4 Full Access. Seller shall permit the representatives of Buyer to have full access at all reasonable times, and in a manner so as not to interfere with the normal business operations of Seller, to all premises, properties, personnel, books, records (including tax records), contracts and documents of or pertaining to Seller and the Acquired Assets.

         6.5 Operation of Business. From and after the date hereof until the Closing, Seller will: (a) operate its business in the ordinary course, consistent with past practice; (b) use its best efforts to preserve its operations so that Buyer will obtain the benefits intended to be afforded by this Agreement; (c) not take or permit any action which would result in any representation or warranty of Seller becoming incorrect or untrue in any material respect or result in the failure of Seller to comply with its covenants and agreements herein in any material respect; (d) obtain the prior written approval of Buyer in connection with all material decisions affecting the business, operations, assets and liabilities of Seller; and (e) notify

Buyer in writing promptly after Seller becomes aware of the occurrence of any event that might have a material adverse effect on the business, operations or financial condition of Seller.

         6.6 Notices. Buyer and Seller will promptly notify the other in writing if it receives any notice, or otherwise becomes aware, of any action or proceeding instituted or threatened before any court or governmental agency or by any third party to restrain or prohibit, or obtain substantial damages in respect of this Agreement or the consummation of the transactions contemplated hereby.

         6.7 Employees. Buyer may, in its sole discretion, offer employment to certain employees of Seller and all such persons so employed by Buyer will be considered "new hires" by Buyer.

                                   ARTICLE VII
                          SELLER'S CONDITIONS PRECEDENT

         The obligation of Seller to effect the transactions contemplated by this Agreement is subject to the fulfillment at or prior to the Closing of each of the following conditions, except to the extent any such condition is waived in writing by Seller:

         7.1 Performance by Buyer. Buyer shall have performed and complied with all of the terms, provisions and conditions of this Agreement to be performed and complied with by Buyer at or prior to the Closing.

         7.2 Accuracy of Representations and Warranties. All of the representations and warranties made by Buyer in this Agreement shall be true in all material respects as of the date of this Agreement and as of the Closing (except as expressly contemplated or permitted by this Agreement).

         7.3 No Injunction. No injunction, restraining order, judgment or decree of any court or governmental authority shall be existing against any of the parties to this Agreement or any of their officers, directors or representatives, which restrains, prevents or materially alters the transactions contemplated hereby.

         7.4 Closing Deliveries. Buyer shall have delivered to Seller each of the documents required of Buyer under Section 3.3 of this Agreement.

         7.5 Purchase Price Allocation. Buyer and Seller shall have entered into an agreement regarding the allocation of the Purchase Price as provided in
Section 2.3 of this Agreement.

         7.6 Grant of License. Buyer and Seller shall have entered into the License on mutually agreeable terms.


                                  ARTICLE VIII
                          BUYER'S CONDITIONS PRECEDENT

         The obligation of Buyer to effect the transactions contemplated by this Agreement is subject to the fulfillment at or prior to the Closing of each of the following conditions, except to the extent any such condition is waived in writing by Buyer:

         8.1 Performance by Seller. Seller shall have performed and complied with all of the terms, provisions and conditions of this Agreement to be performed and complied with by Seller at or prior to the Closing.

         8.2 Accuracy of Representations and Warranties. All of the representations and warranties made by Seller in this Agreement shall be true in all material respects as of the date of this Agreement and as of the Closing (except as expressly contemplated or permitted by this Agreement).

         8.3 No Injunction. No injunction, restraining order, judgment or decree of any court or governmental authority shall be existing against any of the parties to this Agreement or any of their officers, directors or representatives, which restrains, prevents or materially alters the transactions contemplated hereby.

         8.4 Closing Deliveries. Seller shall have delivered to Buyer each of the documents required of Seller under Section 3.2 of this Agreement.

         8.5 Purchase Price Allocation. Buyer and Seller shall have entered into an agreement regarding the allocation of the Purchase Price as provided in
Section 2.3 of this Agreement.

         8.6 Secured Party Approvals. This Agreement and the transactions contemplated hereby shall have been approved by (or consented to, as appropriate) by Heller Financial, Inc. (or Heller Financial Leasing, Inc., as appropriate), Tokai Financial Services, Inc., Peoples Bank & Trust Company and Fifth Third Bank of Central Indiana (such approvals, collectively, the "Secured Party Approvals").

         8.7 No Material Adverse Change. There will not have occurred (i) any material adverse change in the financial condition, business or prospects for future business of Seller, or in the condition of the Acquired Assets, or any event which may, in the future, cause such a change, or (ii) any pending or threatened material litigation or other proceeding against Seller or the Acquired Assets or with respect to the transaction contemplated by this Agreement.

         8.8 Due Diligence. Buyer will have been satisfied with the results of its due diligence investigation of Seller, the Acquired Assets and the Business.

         8.9 Agreements with Vendors. Buyer shall have entered into agreements with such vendors of Seller as are necessary to maintain essential services related to the Business after the Closing on terms and conditions satisfactory to Buyer.

         8.10 Acceptance of Trade Creditors. This Agreement and the transaction contemplated hereby shall have been consented to by seventy percent (70%) of the aggregate dollar amount of Seller's trade creditors listed in Schedule 8.10 of this Agreement.

         8.11 Grant of License. Buyer and Seller shall have entered into the License on mutually agreeable terms.


                                   ARTICLE IX
                                 INDEMNIFICATION

         9.1 Indemnification by Seller. Seller shall indemnify and hold Buyer harmless from and against all damages, claims, causes of action, losses and expenses, including reasonable attorneys' fees and expenses (collectively, "Indemnifiable Losses"), incurred in connection with or arising from (a) any nonfulfillment or breach by Seller of any of its agreements or covenants contained in this Agreement, (b) any breach of any warranty or the inaccuracy of any representation or warranty of Seller contained in this Agreement or any certificate, Schedule or other information delivered by or on behalf of Seller in furthering the transactions contemplated hereby, (c) any Seller Retained Liabilities, and (d) the operation of the Business prior to the Closing; provided, however, that Buyer shall not be entitled to make a claim for indemnification under this Section 9.1 until Buyer's Indemnifiable Losses in the aggregate equal or exceed Twenty-five Thousand Dollars ($25,000.00) (the "Threshold Level").

         9.2 Indemnification by Buyer. Buyer shall indemnify and hold Seller harmless from and against all Indemnifiable Losses incurred in connection with or arising from (a) any nonfulfillment or breach by Buyer of any of its agreements or covenants contained in this Agreement, (b) any breach of any warranty or the inaccuracy of any representation or warranty of Buyer contained in this Agreement or any certificate, Schedule or other information delivered by or on behalf of Buyer in furthering the transactions contemplated hereby, (c) any Assumed Liability, and (d) the operation of the Business after the Closing; provided, however, that Seller shall not be entitled to make a claim for indemnification under this Section 9.2 until Seller's Indemnifiable Losses in the aggregate equal or exceed the Threshold Level.

         9.3 Survival Period. The representations, warranties, covenants and indemnifications contained in this Agreement or in any Schedule or certificate delivered pursuant to this Agreement shall survive the Closing and shall remain in full force and effect, regardless of any investigation made by or on behalf of any party hereto, and shall continue for a period of one year after the Closing Date, at which time all of such representations, warranties, covenants and indemnification obligations shall terminate. Notwithstanding anything contained in this Section 9.3 to the contrary, any claim for indemnification made by any party hereto in writing to the other party hereto prior to the expiration of the survival period set forth above shall survive until such claim has been resolved.

                                    ARTICLE X
                                  MISCELLANEOUS

         10.1 Confidentiality; Press Release.

              (a) Prior to Closing, each party hereto shall treat in confidence, and not disclose without the prior consent of the other party hereto, all documents, materials and other information which it shall have obtained regarding the other party during the course of the negotiations leading to the consummation of the transactions contemplated hereby (whether obtained before or after the date of this Agreement), the investigation provided for herein and the preparation of this Agreement and other related documents, except for disclosure required by law, relating to arrangements with creditors of Seller or in connection with any lawsuit between or involving the parties or any party hereto. The obligation of each party to treat such documents, materials and other information in confidence shall not apply to any information which (a) such party can demonstrate was already lawfully in its possession prior to the disclosure thereof by the other party, (b) is known to the public and did not become so known through any violation of a legal obligation, or (c) became known to the public through no fault of such party. Upon termination of this Agreement in accordance with Section 10.11 hereof, each party shall promptly return to the other party hereto all of the confidential documents, materials and other information it has obtained from such other party. The obligations imposed by the immediately preceding sentence shall survive any termination of this Agreement pursuant to Section 10.11.

              (b) No party to this Agreement shall issue any press release or make any public announcement relating to the subject matter of this Agreement prior to the Closing without the prior written approval of all of the parties hereto, except for such press releases or public announcements as Buyer's counsel reasonably determines are required by law to be made by Buyer or any of its Affiliates.

         10.2 Notices. All notices, requests, consents and other communications hereunder ("Notice") shall be in writing and shall be deemed to have been given
(a) if mailed, the date of receipt of such Notice when sent via first class United States registered mail, return receipt requested, postage prepaid to the address listed below for the party to whom the Notice is being sent ("Notice Party"); (b) if hand delivered or delivered by courier, upon actual delivery of such Notice to the Notice Party at the address listed below for such Notice Party; or (c) if sent by facsimile, on the first business day after the date of the sender's receipt of a confirmed transmission of such Notice to the Notice Party at the facsimile number, if any, listed below for such Notice Party provided the party giving such Notice mails a copy of such Notice within two days after the transmission of such Notice by facsimile to the Notice Party. The addresses and facsimile numbers for each party to this Agreement, as of the date hereof, are:

         If to Seller:              Jerry L. Hellyer, Sr.
                                    10710 Compass Court
                                    Indianapolis, Indiana 46256

         With a copy to:            Sommer & Barnard, PC
                                    Attn: Jerald I. Ancel
                                    4000 Bank One Tower
                                    111 Monument Circle
                                    Indianapolis, Indiana 46204
                                    Facsimile No.:  317/236-9802

         If to Buyer:               HC Acquisition Corp.
                                    c/o Multi-Link Telecommunications, Inc.
                                    Attn: Nigel Alexander
                                    4704 Harlan Street
                                    Denver, Colorado 80212
                                    Facsimile No.: 303/313-2001

         With a copy to:            Otten, Johnson, Robinson, Neff &
                                    Ragonetti, PC
                                    Attn: Blair L. Lockwood
                                    950 Seventeenth Street, 16th Floor
                                    Denver, Colorado 80202
                                    Facsimile No.: 303/825-6525

Any party may change its address or facsimile number by providing written notice, in accordance with the foregoing provisions of this Section 10.2, to each other party of such change.

         10.3 Expenses.

              (a) Each party hereto will pay all costs, fees and expenses incident to its negotiation and preparation of this Agreement and to its performance and compliance with all agreements contained herein on its part to be performed, including the fees, expenses and disbursements of its respective counsel and accountants; provided, however, that brokers' fees to Basore and Associates, Inc. shall be paid by Seller.

              (b) In any legal action between the parties arising out of or related to this Agreement, the prevailing party shall be entitled to recover its costs and expenses, including reasonable accounting and legal fees.

         10.4 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Indiana, without regard to such jurisdiction's conflict of laws principles.

         10.5 Partial Invalidity. In case any one or more of the provisions contained herein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unenforceable provision or provisions had never been contained herein.

         10.6 Assignment. Neither Seller nor Buyer may assign this Agreement, or any rights hereunder, to any other party without the prior written consent of the other party.

         10.7 Successors and Assigns. Subject to the provisions of Section 10.6 above, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         10.8 Execution in Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be considered an original counterpart, and all of which shall be considered to be but one agreement and shall become a binding agreement when each party shall have executed one counterpart and delivered it to the other party hereto.

         10.9 Titles and Headings; Rules of Construction. Titles and headings to sections herein are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement. Whenever the context so requires the use of or reference to any gender includes the masculine, feminine and neuter genders; and all terms used in the singular shall have comparable meanings when used in the plural and vice versa.

         10.10 Entire Agreement; Amendments and Waivers. This Agreement contains the entire understanding of the parties hereto with regard to the subject matter contained in this Agreement and supersedes all prior agreements or understandings of the parties. The parties, by mutual agreement in writing, may amend, modify and supplement this Agreement. The failure of any party to this Agreement to enforce at any time any provision of this Agreement shall not be construed to be a waiver of such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of such party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to constitute a waiver of any other or subsequent breach.

         10.11 Termination. This Agreement shall terminate and shall be of no further force or effect (a) upon mutual written agreement of the parties hereto, or (b) upon notice given by any party to the other party hereto in the event the Closing has not occurred on or before November 30, 1999, (c) after November 1, 1999, upon notice by Buyer to Seller if Seller has failed to satisfy Buyer's conditions precedent to Closing as provided in Article VIII of this Agreement by such date, or (d) after November 1, 1999, upon notice by Seller to Buyer if Buyer has failed to satisfy Seller's conditions precedent to Closing as provided in Article VII of this Agreement by such date. Except for the provisions of
Section 10.1 of this Agreement, upon termination of this Agreement, this Agreement shall be of no further force or effect. No termination of this Agreement shall release, or be construed as releasing, any party from any liability to any other party which may have arisen for any reason. A party's right to terminate this Agreement is in addition to, and not in lieu of, any other rights or remedies which such party may have.

         10.12 No Negotiation. Until such time, if any, as this Agreement is terminated pursuant to Section 10.11 above, Seller and Shareholder will not directly or indirectly solicit, initiate or encourage any inquiries or proposals from, discuss or negotiate with, provide any non-public information to, or consider the merits of any unsolicited inquiries or proposals from, any person or entity (other than Buyer) relating to any transaction involving the sale of the Business, the Acquired Assets (other than in the ordinary course of business), or any of the capital stock of Seller, or any merger, consolidation, business combination or similar transaction involving Seller.

         10.13 No Third Party Beneficiaries. This Agreement will not confer any rights or remedies upon any person other than the parties and their respective heirs, successors and assigns, as applicable.

         10.14 Remedies. The rights and remedies of the parties hereunder are cumulative and are not in lieu of, but are in addition to, any other rights or remedies which the parties may have at law or in equity.

         10.15 Access. From and after the Closing Date for a period of five years, Buyer shall maintain all of the books and records of the Business sold pursuant to this Agreement and shall permit Seller and Shareholder access to view and copy such books and records at all reasonable times during such period for purposes of (a) pursuing the claims described in Section 1.2 (f) of this Agreement, (b) completing any and all tax returns required of Seller or Shareholder, and (c) complying with all other obligations of Seller or Shareholder contemplated by this Agreement.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first above written.

"SELLER"                                     "BUYER"
Hellyer Communications, Inc.                 HC Acquisition Corp.
By:___________________________               By:___________________________
Printed: _______________________             Printed: _______________________
Title: _________________________             Title: _________________________
"SHAREHOLDER"                                "MULTI-LINK"

                                             Multi-Link Telecommunications, Inc.

------------------------------
Jerry L. Hellyer, Sr.                        By:____________________________
                                             Printed: ________________________
                                             Title: __________________________

                                    EXHIBIT A

                            NON-COMPETITION AGREEMENT

         THIS NON-COMPETITION AGREEMENT (this "Agreement") is made and entered into on this ____ day of November, 1999, by and between, HC Acquisition Corp., a Colorado corporation (the "Company"), Multi-Link Telecommunications, Inc., a Colorado corporation ("Multi-Link") and Jerry L. Hellyer, Sr., a resident of the State of Indiana ("Hellyer").

                                    RECITALS

         A. On the date hereof and contemporaneously with the execution and delivery of this Agreement, pursuant to an Asset Purchase Agreement dated September ___, 1999, by and between Hellyer Communications, Inc., an Indiana corporation ("Seller") and the Company, the Company has purchased substantially all of the assets of Seller (including, without limitation, the goodwill associated with its business) and Seller's business of providing voice mail telecommunications services to individuals and businesses (the "Business").

         B. Hellyer is the sole shareholder, and was President and Chief Executive Officer, of Seller and in such capacities directed the management of Seller, had valuable relationships with customers and vendors of Seller, and had expertise in the operation of the Business.

         C. The Company intends to carry on, develop and expand the Business and desires to obtain assurances that Hellyer will not enter into competition with the Business or otherwise destroy the goodwill associated therewith, and Hellyer desires to give the Company such assurances, all upon the terms and conditions hereinafter set forth.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Definitions. As used in this Agreement, terms defined in the preamble and recitals of this Agreement shall have the meanings set forth therein and the following terms shall have the meanings set forth below:

         (a) "Competitive Business" shall mean any business which directly or indirectly competes with the Business, as it exists on the date of this Agreement and as it is developed, expanded and enhanced during the Restricted Period.

         (b) "Restricted Period" shall mean the period commencing on the date of this Agreement and continuing for five years thereafter.

         (c) "Territory" shall mean the states of Indiana, Illinois, Michigan and Colorado.

         2. Agreement Not-to-Compete. Hellyer hereby agrees that during the Restricted Period he will not directly or indirectly own, manage, operate, control, invest in, lend to, become employed by or acquire an interest in, or otherwise engage or participate in (whether as a partner, stockholder, joint venturer, investor, advisor, consultant, employee or other participant in), or use or permit his name to be used in, any Competitive Business in the Territory; provided, however, that the ownership by Hellyer of the equity securities of any corporation traded on any national securities exchange or market representing not more than five percent (5%) of the issued and outstanding amount of such securities shall not constitute a breach of this Section 2.

         3. Agreement Not-to-Interfere.

              (a) Hellyer hereby agrees that he will not at any time during the Restricted Period, directly or indirectly solicit, induce or influence any customer, supplier, lessor or any other person which has a business relationship with the Company relating to the Business in the Territory, or which had on the date of this Agreement or during the Restricted Period a business relationship with the Company relating to the Business in the Territory, to discontinue or reduce the extent of such relationship with the Company in the Territory or otherwise modify such relationship with the Company in any manner adverse to the interests of the Company.

              (b) Hellyer hereby agrees that he will not at any time during the Restricted Period, (i) directly or indirectly recruit, solicit or otherwise induce or influence any employee or sales agent of the Company to discontinue such employment, agency or other relationship with the Company, or (ii) employ or seek to employ, or cause any Competitive Business to employ or retain or seek to employ or retain as an employee or sales agent for any Competitive Business in the Territory, any person who is then (or was at any time within six months prior to the date Hellyer or the Competitive Business employs or seeks to employ such person) employed by the Company as an employee or sales agent.

         4. Compensation. In consideration of Hellyer's execution and delivery of this Agreement and performance of his covenants hereunder, the Company shall and hereby does deliver to Hellyer 107,143 shares of the common capital stock of Multi-Link (the "Shares").

         5. Representations and Warranties.

              (a) Hellyer represents and warrants to the Company and Multi-Link as follows:

                   (i) Hellyer has sufficient knowledge and experience in business and financial matters to evaluate the merits and risks of an investment in Multi-Link;

                   (ii) Hellyer understands that the Shares have not been registered under the Securities Act of 1933, as amended (the "Act") or any state securities law in reliance on an exemption therefrom for non-public offerings and further understands that the Shares have not been approved or disapproved by the United States Securities and Exchange Commission (the "SEC"), or any other federal or state agency;

                   (iii) Hellyer is acquiring the Shares for his own account, for investment purposes only, and not with a view to the sale or other distribution thereof, in whole or in part, and is aware that there are substantial restrictions on the transferability of the Shares; Hellyer must bear the economic risk of an investment in the Shares for an indefinite period of time because the Shares have not been registered under the Act and, therefore, cannot be sold unless they are subsequently registered under the Act or an exemption from such registration has been established to the satisfaction of the Company or Multi-Link, as appropriate (which may require an opinion of counsel acceptable to the Company or Multi-Link); Hellyer has no right to compel registration under the Act and Multi-Link has no present intention to register the Shares under the Act or to take the action required to make Rule 144 under the Act available for resale of the Shares; and

                   (iv) Hellyer is an "accredited investor," as defined in the Act, for the purposes hereof in that he falls within one or more categories indicated below:

                        (A) Individual $1,000,000 Net Worth Test. Any natural person whose net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000; or

                        (B) Individual $200,000 Income Test. Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or a joint income with that person's spouse in excess of $300,000 in each of those years and who has a reasonable expectation of reaching the same income level in the current year.

              (b) The Company and Multi-Link, jointly and severally, represent and warrant to Hellyer as follows:

                   (i) Multi-Link has filed all reports required under the Act and the Securities and Exchange Act of 1934, as amended (the "Exchange Act") in connection with the registration of its common stock (the "SEC Reports"). As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Act or the Exchange Act, as the case may be, and, at the respective times they were filed, none of the SEC Reports contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                   (ii) The consolidated financial statements (including, in each case, any notes thereto) of Multi-Link included in the SEC Reports complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, were prepared in accordance with generally accepted accounting principles ("GAAP") (except, in the case of unaudited statements, as permitted by Form 10-QSB of the SEC) applied on a consistent basis during the periods involved (except as may be indicated therein or in the notes thereto) and fairly present (in all material respects) in accordance with GAAP the consolidated financial position of Multi-Link and its consolidated subsidiaries as at the respective dates thereof and the consolidated results of their operations and their consolidated cash flows for the periods then ended (subject, in the case of unaudited statements, to any other adjustments described therein and normal year-end audit adjustments and to any other adjustments described therein).

         6. Remedies. It is agreed that there will be irreparable damage if this Agreement is not specifically enforced or if a breach of this Agreement by Hellyer is not enjoined. If Hellyer violates any terms or provisions of this Agreement or refuses to perform any act required of him under this Agreement, the Company may institute and maintain proceedings against Hellyer to compel the specific performance of this Agreement by Hellyer. Such remedies are in addition to all other remedies available to the Company at law, in equity, or otherwise.

         7. Attorneys' Fees. In the event that either party breaches any of the terms of this Agreement, the non-defaulting party shall be reimbursed by such defaulting party for all costs and expenses, including reasonable attorneys' fees, incurred by the non-defaulting party in enforcing the terms of this Agreement and/or recovering damages or equitable relief as a result of any such breach.

         8. Notices. All notices, requests, consents and other communications hereunder ("Notice") shall be in writing and shall be deemed to have been given
(a) if mailed, the date of receipt of such Notice when sent via first class United States registered mail, return receipt requested, postage prepaid to the address listed below for the party to whom the Notice is being sent ("Notice Party"); (b) if hand delivered or delivered by courier, upon actual delivery of such Notice to the Notice Party at the address listed below for such Notice Party; or (c) if sent by facsimile, on the first business day after the date of the sender's receipt of a confirmed transmission of such Notice to the Notice Party at the facsimile number, if any, listed below for such Notice Party provided the party giving such Notice mails a copy of such Notice within two days after the transmission of such Notice by facsimile to the Notice Party. The addresses and facsimile numbers for each party to this Agreement, as of the date hereof, are:

         If to Hellyer:             Jerry L. Hellyer, Sr.
                                    10710 Compass Court
                                    Indianapolis, Indiana 46256

         With a copy to:            Sommer & Barnard, PC
                                    Attn: Jerald I. Ancel
                                    4000 Bank One Tower
                                    111 Monument Circle
                                    Indianapolis, Indiana 46204
                                    Facsimile No.:  317/236-9802

         If to the Company:         HC Acquisition Corp.
                                    c/o Multi-Link Telecommunications, Inc.
                                    Attn: Nigel Alexander
                                    4704 Harlan Street
                                    Denver, Colorado 80212
                                    Facsimile No.: 303/313-2001

         With a copy to:            Otten, Johnson, Robinson, Neff &
                                    Ragonetti, PC
                                    Attn: Blair L. Lockwood
                                    950 Seventeenth Street, 16th Floor
                                    Denver, Colorado 80202
                                    Facsimile No.: 303/825-6525

Any party may change its address or facsimile number by providing written notice, in accordance with the foregoing provisions of this Section 8, to each other party of such change.

         9. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Indiana, without regard to such jurisdiction's conflict of laws principles.

         10. Partial Invalidity. In case any one or more of the provisions contained herein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, but such provisions shall be modified to the maximum extent necessary to make such provisions valid, legal and enforceable and to retain to the maximum extent possible the benefits of this Agreement to the Company and the Agreement as so modified shall be enforced to the maximum extent permitted by law.

         11. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         12. Execution in Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be considered an original counterpart, and all of which shall be considered to be but one agreement and shall become a binding agreement when each party shall have executed one counterpart and delivered it to the other party hereto.

         13. Titles and Headings; Rules of Construction. Titles and headings to sections herein are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement. Whenever the context so requires the use of or reference to any gender includes the masculine, feminine and neuter genders; and all terms used in the singular shall have comparable meanings when used in the plural and vice versa.

         14. Entire Agreement; Amendments and Waivers. This Agreement contains the entire understanding of the parties hereto with regard to the subject matter contained in this Agreement and supersedes all prior agreements or understandings of the parties. The parties, by mutual agreement in writing, may amend, modify and supplement this Agreement. The failure of any party to this Agreement to enforce at any time any provision of this Agreement shall not be construed to be a waiver of such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of such party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to constitute a waiver of any other or subsequent breach.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

"HELLYER"                               "COMPANY"
                                        HC Acquisition Corp.

_________________________________         By: __________________________________
Jerry L. Hellyer, Sr.                     Printed: _____________________________

                                          Title: _______________________________
                                          "MULTI-LINK"
                                          Multi-Link Telecommunications, Inc.
                                          By: __________________________________
                                          Printed: _____________________________
                                          Title: _______________________________

                                    EXHIBIT B

                              CONSULTING AGREEMENT

         THIS CONSULTING AGREEMENT (this "Agreement") is made and entered into on this ___ day of November, 1999, by and between HC Acquisition Corp., a Colorado corporation (the "Company"), Multi-Link Telecommunications, Inc., a Colorado corporation ("Multi-Link") and Jerry L. Hellyer, Sr., a resident of the State of Indiana ("Consultant").

                                    RECITALS

         A. On the date hereof and contemporaneously with the execution and delivery of this Agreement, pursuant to an Asset Purchase Agreement dated September ___, 1999, by and between the Company and Hellyer Communications, Inc., an Indiana corporation ("Seller"), the Company has purchased substantially all of the assets of Seller (including, without limitation, the goodwill associated with its business) and Seller's business of providing voice mail telecommunications services to individuals and businesses (the "Business").

         B. On the date hereof and contemporaneously with the execution and delivery of this Agreement, the Company and Consultant also entered into a Non-Competition Agreement pursuant to which Consultant agreed to refrain from activities in competition with the Company (the "Non-Competition Agreement").

         C. The Company wishes to enter into an independent contractor agreement with Consultant pursuant to which Consultant will perform various consulting services for the Company on the terms and conditions set forth in this Agreement, which services Consultant desires to perform.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Engagement. From the date of this Agreement and for a period of two years thereafter, the Company hereby retains Consultant, and Consultant agrees to be retained by the Company, as an independent contractor to perform the Consulting Services (as hereinafter defined). Consultant shall not be considered an employee of the Company for any purpose and shall not be entitled to any salary, bonus, commission or other remuneration for services rendered to the Company, except as otherwise specifically provided for in this Agreement. Consultant shall be responsible for the payment of all federal and state income and employment taxes, workers' compensation insurance and any similar taxes or assessments to which he may be subject. Notwithstanding anything to the contrary herein contained, Consultant shall not be considered the agent of the Company and shall have no authority to bind the Company to any commitments, agreements or obligations, whether oral, written or otherwise at any time during the term of this Agreement.

         2. Consulting Services. Consultant shall perform such consulting services for the Company as may be reasonably requested by the Board of Directors of the Company, from time to time, relating to the following services (collectively, the "Consulting Services"):

              (a) spending time and effort to promote the Business;

              (b) rendering assistance and recommendations to the Company to preserve on its behalf the present relationships with suppliers, customers and others with whom there have been beneficial relationships; and

              (c) assisting in the smooth transition of duties and responsibilities from Consultant in his capacity as a former owner and manager of Seller to the new President and management team operating the Business.

         3. Compensation.

              (a) For all services to be rendered by Consultant under this Consulting Agreement, the Company shall pay Consultant, upon the execution of this Agreement, 42,857 shares of the common capital stock of Multi-Link (the "Shares").

              (b) The Company shall reimburse Consultant for all ordinary and necessary business expenses incurred by Consultant in discharging his duties hereunder; provided, however, that Consultant shall obtain the prior written approval of the Company before incurring any such expenses. Consultant shall keep reasonably accurate records of all expenses claimed to be reimbursable under this Agreement and shall keep a detailed account of any expenses that may be incurred, which records shall be suitable in form and content both for the Company's records and for Internal Revenue Service purposes.

         4. Representations and Warranties.

              (a) Consultant represents and warrants to the Company and Multi-Link as follows:

                   (i) Consultant has sufficient knowledge and experience in business and financial matters to evaluate the merits and risks of an investment in Multi-Link;

                   (ii) Consultant understands that the Shares have not been registered under the Securities Act of 1933, as amended (the "Act") or any state securities law in reliance on an exemption therefrom for non-public offerings and further understands that the Shares have not been approved or disapproved by the United States Securities and Exchange Commission (the "SEC"), or any other federal or state agency;

                   (iii) Consultant is acquiring the Shares for his own account, for investment purposes only, and not with a view to the sale or other distribution thereof, in whole or in part, and is aware that there are substantial restrictions on the transferability of the Shares; Consultant must bear the economic risk of an investment in the Shares for an indefinite period of time because the Shares have not been registered under the Act and, therefore, cannot be sold unless they are subsequently registered under the Act or an exemption from such registration has been established to the satisfaction of the Company or Multi-Link, as appropriate (which may require an opinion of counsel acceptable to the Company; or Multi-Link); Consultant has no right to compel registration under the Act and Multi-Link has no present intention to register the Shares under the Act or to take the action required to make Rule 144 under the Act available for resale of the Shares; and

                   (iv) Consultant is an "accredited investor" as defined in the Act for the purposes hereof in that he falls within one or more categories indicated below:

                        (A) Individual $1,000,000 Net Worth Test. Any natural person whose net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000; or

                        (B) Individual $200,000 Income Test. Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or a joint income with that person's spouse in excess of $300,000 in each of those years and who has a reasonable expectation of reaching the same income level in the current year.

              (b) The Company and Multi-Link, jointly and severally, represent and warrant to Consultant as follows:

                   (i) Multi-Link has filed all reports required under the Act and the Securities and Exchange Act of 1934, as amended (the "Exchange Act") in connection with the registration of its common stock (the "SEC Reports"). As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Act or the Exchange Act, as the case may be, and, at the respective times they were filed, none of the SEC Reports contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                   (ii)The consolidated financial statements (including, in each case, any notes thereto) of Multi-Link included in the SEC Reports complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, were prepared in accordance with generally accepted accounting principles ("GAAP") (except, in the case of unaudited statements, as permitted by Form 10-QSB of the SEC) applied on a consistent basis during the periods involved (except as may be indicated therein or in the notes thereto) and fairly present (in all material respects) in accordance with GAAP the consolidated financial position of Multi-Link and its consolidated subsidiaries as at the respective dates thereof and the consolidated results of their operations and their consolidated cash flows for the periods then ended (subject, in the case of unaudited statements, to any other adjustments described therein and normal year-end audit adjustments and to any other adjustments described therein).

         5. Notices. All notices, requests, consents and other communications hereunder ("Notice") shall be in writing and shall be deemed to have been given
(a) if mailed, the date of receipt of such Notice when sent via first class United States registered mail, return receipt requested, postage prepaid to the address listed below for the party to whom the Notice is being sent ("Notice Party"); (b) if hand delivered or delivered by courier, upon actual delivery of such Notice to the Notice Party at the address listed below for such Notice Party; or (c) if sent by facsimile, on the first business day after the date of the sender's receipt of a confirmed transmission of such Notice to the Notice Party at the facsimile number, if any, listed below for such Notice Party provided the party giving such Notice mails a copy of such Notice within two days after the transmission of such Notice by facsimile to the Notice Party. The addresses and facsimile numbers for each party to this Agreement, as of the date hereof, are:

         If to Consultant:          Jerry L. Hellyer, Sr.
                                    10710 Compass Court
                                    Indianapolis, Indiana 46256

         With a copy to:            Sommer & Barnard, PC
                                    Attn: Jerald I. Ancel
                                    4000 Bank One Tower
                                    111 Monument Circle
                                    Indianapolis, Indiana 46204
                                    Facsimile No.:  317/236-9802

         If to the Company:         HC Acquisition Corp.
                                    c/o Multi-Link Telecommunications, Inc.
                                    Attn: Nigel Alexander
                                    4704 Harlan Street
                                    Denver, Colorado 80212
                                    Facsimile No.: 303/313-2001

         With a copy to:            Otten, Johnson, Robinson, Neff &
                                    Ragonetti, PC
                                    Attn: Blair L. Lockwood
                                    950 Seventeenth Street, 16th Floor
                                    Denver, Colorado 80202
                                    Facsimile No.: 303/825-6525

Any party may change its address or facsimile number by providing written notice, in accordance with the foregoing provisions of this Section 5, to each other party of such change.

         6. Governing Law; Forum. This Agreement shall be governed by and construed in accordance with the laws of the State of Indiana, without regard to such jurisdiction's conflict of laws principles.

         7. Partial Invalidity. In case any one or more of the provisions contained herein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unenforceable provision or provisions had never been contained herein.

         8. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         9. Execution in Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be considered an original counterpart, and all of which shall be considered to be but one agreement and shall become a binding agreement when each party shall have executed one counterpart and delivered it to the other party hereto.

         10. Titles and Headings; Rules of Construction. Titles and headings to sections herein are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement. Whenever the context so requires the use of or reference to any gender includes the masculine, feminine and neuter genders; and all terms used in the singular shall have comparable meanings when used in the plural and vice versa.

         11. Entire Agreement; Amendments and Waivers. This Agreement contains the entire understanding of the parties hereto with regard to the subject matter contained in this Agreement and supersedes all prior agreements or understandings of the parties. The parties, by mutual agreement in writing, may amend, modify and supplement this Agreement. The failure of any party to this Agreement to enforce at any time any provision of this Agreement shall not be construed to be a waiver of such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of such party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to constitute a waiver of any other or subsequent breach.

         12. Default. Any default by Consultant under the Non-Competition Agreement shall constitute a default of this Agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

"CONSULTANT"                              "COMPANY"
                                          HC Acquisition Corp.

_________________________________         By: __________________________________
Jerry L. Hellyer, Sr.                     Printed: _____________________________

                                          Title: _______________________________
                                          "MULTI-LINK"
                                          Multi-Link Telecommunications, Inc.
                                          By: __________________________________
                                          Printed: _____________________________
                                          Title: _______________________________